Public Service Enterprise Group PSEG Earnings Conference Call 3 rd Quarter 2017 October 31, 2017 EXHIBIT 99.1

Forward-Looking Statements
Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,”
“hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made
by
us
herein
are
discussed
in
filings
we
make
with
the
United
States
Securities
and
Exchange
Commission
(SEC)
including
our
Annual
Report
on
Form
10-K
and
subsequent
reports
on
Form
10-Q and Form 8-K.  These factors include, but are not limited to:
•     fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
•     our ability to obtain adequate fuel supply;
•     any inability to manage our energy obligations with available supply;
•     increases in competition in wholesale energy and capacity markets;
•     changes in technology related to energy generation, distribution and consumption and customer usage patterns;
•     economic downturns;
•     third party credit risk relating to our sale of generation output and purchase of fuel;
•     adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
•     changes in state and federal legislation and regulations;
•     the impact of pending rate case proceedings;
•     regulatory, financial, environmental, health and safety risks associated with our ownership and operation of nuclear facilities;
•     adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
•     changes in federal and state environmental regulations and enforcement;
•     delays in receipt of, or an inability to receive, necessary licenses and permits;
•     adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
•     changes in tax laws and regulations;
•     the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
•     lack of growth or slower growth in the number of customers or changes in customer demand;
•     any inability of Power to meet its commitments under forward sale obligations;
•     reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
•     any inability to successfully develop or construct generation, transmission and distribution projects;
•     any
equipment
failures,
accidents,
severe
weather
events
or
other
incidents
that
impact
our
ability
to
provide
safe
and
reliable
service
to
our
customers;
•     our inability to exercise control over the operations of generation facilities in which we do not  maintain a controlling interest;
•     any inability to maintain sufficient liquidity;
•     any inability to realize anticipated tax benefits or retain tax credits;
•     challenges associated with recruitment and/or retention of key executives and a qualified workforce;
•     the impact of our covenants in our debt instruments on our operations; and
•     the impact of acts of terrorism, cybersecurity attacks or intrusions.
All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in
addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).
Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating
Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM)
accounting and material one-time items.  Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating
Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating
Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears.
Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP
Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted
EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP
Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure.  Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
These materials and other financial releases can be found on the PSEG website at www.pseg.com, under the Investors tab. From time to time, PSEG, PSE&G and
PSEG Power release important information via postings on their corporate website at http://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “email alerts” link at http://investor.pseg.com may be used to enroll to receive automatic email alerts and/or really simple syndication (RSS) feeds regarding new postings at http://investor.pseg.com/rss.

PSEG 2017 Q3 Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG
Q3
2017
–
Solid
results;
executing
well
on
major
initiatives
Third Quarter Highlights
Net Income of $0.78 vs. Net Income of $0.64 per share in Q3 2016
Non-GAAP Operating Earnings* of $0.82 vs. $0.88 per share in Q3 2016
PSE&G results benefitted from increased investment in electric and gas transmission and distribution
PSEG Power results aided by continued cost control and improved nuclear performance
Unseasonably mild weather weighed on results of both businesses
Operational Excellence
Nuclear fleet achieved a capacity factor of ~96% for Q3 and ~95% for the year-to-date 2017 period
Disciplined Capital Investment
PSE&G investing ~$3.1 billion to upgrade transmission, replace cast-iron pipe and improve the resilience of electric distribution system in 2017 and PSEG Power investing ~$1.2 billion constructing three new, highly efficient gas-fired CCGTs
Regulatory & Policy Focus
FERC seeking response to Department of Energy (DOE) proposed rulemaking to preserve the viability of fuel-secure, base load resources; Reply comments due November 7, 2017
Per Board of Public Utilities (BPU) agreement, PSE&G will delay filing its Distribution Base Rate Case to no later than December 1, 2017; decision by BPU on Infrastructure Investment Proposal expected by year-end
* See Slides A and B for Items excluded from Net Income  to reconcile to Operating Earnings (non-GAAP).

PSEG Q3 Summary
Quarter ended September 30
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

$ millions (except EPS)
2017
2016
Change
Net Income
$  395
$  327
$  68
Reconciling Items
22
117
(95)
Operating Earnings (non-GAAP)*
$  417
$  444
$  (27)
EPS from Net Income
$  0.78
$  0.64
$  0.14
EPS from Operating Earnings (non-GAAP)*
$  0.82
$  0.88
$  (0.06)

PSEG Year-to-Date Summary
Nine Months ended September 30
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

$ millions (except EPS)
2017
2016
Change
Net Income
$  618
$  985
$  (367)
Reconciling Items
581
211
(370)
Operating Earnings (non-GAAP)*
$ 1,199
$ 1,196
$  3
EPS from Net Income
$  1.22
$  1.94
$  (0.72)
EPS from Operating Earnings (non-GAAP)*
$  2.36
$  2.36
$         -

PSEG -
Executing on Regulatory and Policy Initiatives
NJ Distribution Base Rate Proceeding
Agreed to delay rate review filing by one month to no later than December 1, 2017
Long-Term Infrastructure Investment Platform
In July, PSE&G filed for a 5-year, $2.7 billion extension of the Gas System Modernization
Program (GSMP2)
In October, the BPU approved $69 million of PSE&G’s request to extend its investment in Energy Efficiency (EE)
A final BPU decision on the Infrastructure Investment Program (IIP) providing for 5-year investment programs expected by year-end
PSE&G preparing a multi-year extension filing for Energy Strong in coming months
PSE&G developing a large, multi-year EE investment program to bring benefits to a broader group of customers
Preserve the Value of Nuclear Supply
Advocating for legislative strategy to recognize the value of nuclear energy under terms and conditions that provide proper incentives for long-term operation
Ensure Federal Regulatory and Policy Framework
FERC/PJM considering DOE Notice of Proposed Rulemaking (NOPR) issues of
Price Formation and fuel-secure resource preservation

Growth in utility infrastructure investment drives increased growth in regulated earnings contribution
$2.80 -
$3.00E
PSEG -
Maintaining 2017 Non-GAAP Earnings Guidance
$2.90
Non-GAAP Operating Earnings*
Contribution
by
Subsidiary
and
2017
Guidance
2016
2017E**
PSE&G
Power
Enterprise/Other
60%
66%
32%
35%

* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
** Based on the mid-point of 2017 non-GAAP Operating Earnings guidance of $2.80 - $3.00 per share.  E = Estimate.

PSEG 2017 Q3 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG –
Q3 Results by Subsidiary
GAAP Net Income/(Loss)
2017
2016
Change
PSE&G
$  0.49
$  0.50
$ (0.01)
PSEG Power
$  0.27
$  0.27
$       -
PSEG Enterprise/Other
$  0.02
$(0.13)
$  0.15
Total PSEG
$  0.78
$  0.64
$  0.14
Non-GAAP Operating Earnings*
2017
2016
Change
PSE&G
$  0.49
$  0.50
$  (0.01)
PSEG Power
$  0.31
$  0.34
$  (0.03)
PSEG Enterprise/Other
$  0.02
$  0.04
$  (0.02)
Total PSEG*
$  0.82
$  0.88
$  (0.06)
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG
Enterprise/Other.
PSEG Q3 EPS Summary –
Quarter ended September 30

PSEG EPS Reconciliation –
Q3 2017 versus Q3 2016
*  See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
Q3 2017
Net
Income
Q3 2016
Net
Income
PSEG
Power
PSE&G**
Enterprise/
Other
Q3 2016
Operating
Earnings
(non-GAAP)*
Q3 2017
Operating
Earnings
(non-GAAP)*
Utility investment, cost control and mild weather drive Q3 results
Capacity  0.01
Lower
Volume  (0.02)
Recontracting and
Lower
Prices  (0.05)
O&M  0.02
D&A, Interest and
Taxes  0.01
Transmission  0.04
Energy Strong 0.02
Weather  (0.03)
Weather Norm Sales/
Demands  (0.02)
O&M  0.01
D&A  (0.01)
Taxes and Other  (0.02)
Absence of
Tax Benefit
and
Interest
Expense
(0.02)
(0.03)
(0.01)
$0.78

$0.64
$0.88
$0.82
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
** Prior quarter results may not add to year-to-date totals due to rounding.

PSEG –
Year-to-Date Results by Subsidiary
GAAP Net Income/(Loss)
2017
2016
Change
PSE&G
$   1.49
$  1.37
$  0.12
PSEG Power
$ (0.26)
$  0.63
$ (0.89)
PSEG Enterprise/Other
$ (0.01)
$ (0.06)
$  0.05
Total PSEG
$  1.22
$  1.94
$ (0.72)
Non-GAAP Operating Earnings*
2017
2016
Change
PSE&G
$  1.49
$  1.37
$  0.12
PSEG Power
$  0.80
$  0.88
$ (0.08)
PSEG Enterprise/Other
$  0.07
$  0.11
$ (0.04)
Total PSEG*
$  2.36
$  2.36
$         -
PSEG YTD EPS Summary –
Nine months ended September 30

*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG
  Enterprise/Other.

PSEG EPS Reconciliation –
YTD 2017 versus YTD 2016
•
See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP), Year-to-date columns.
Capacity  0.02
Higher Gas
Send-out  0.02
Lower Volume
(0.01)
Recontracting and
Lower Prices  (0.18)
O&M  0.07
Transmission  0.11
Electric and Gas
Weather  (0.03)
Distribution
O&M  0.03
Distribution
D&A  (0.02)
Taxes and Other
(0.02)
YTD 2017
Net
Income
YTD 2016
Net
Income
PSEG
Power
PSE&G**
Enterprise/
Other
YTD 2016
Operating
Earnings
(non-GAAP)*
YTD 2017
Operating
Earnings
(non-GAAP)*
Interest
Expense,
Taxes
and Other
Utility investment and cost control drive year-to-date results
(0.08)
0.12
(0.04)

$1.94
$2.36
$2.36
$1.22
Margin  0.05
** Prior quarter results may not add to year-to-date totals due to rounding.

PSE&G 2017 Q3 Review

$0.50
0.01
0.00
$0.49
(0.02)
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
PSE&G EPS Reconciliation –
Q3 2017
versus Q3 2016
Q3 2017
Net Income
Q3 2016
Net Income
Transmission   0.04
Energy Strong 0.02
Weather  (0.03)
Weather Norm
Sales/Demands  (0.02)
O&M  0.01
D&A  (0.01)
Continued investment and cost containment contributed to margin, offset by mild weather
Absence  of
Tax  Benefit
and Other

Prior quarter results may not add to year-to-date totals due to rounding

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
TH
5,112
6,068
5,146
3,540
6,254
4,545
2,448
2,818
2,029
2017
2016
Normal

175
150
125
100
75
50
25
0
HOURS
41
5
4
89
59
15
60
29
6
2017
2016
Normal
July
August
September

Q3 2017 weather significantly cooler than Q3 2016 and normal
2017
vs.
2016
vs.
Normal
PSE&G Monthly Weather Summary
July
August
September
Monthly
Temperature
Humidity
Index
(THI)
Q3 2017 temperature-humidity index
was ~27% lower than Q3 2016
and ~5% lower than normal
Total
Hours
at
90°F
or
Higher
Q3 2017 total hours at or above 90°F
were 69% lower than Q3 2016
and 47% lower than normal

PSE&G –
Q3 Highlights
PSE&G agreed to delay filing its distribution base rate case by one month to no later than December 1;
Filing will now be based on three months actual and nine months forecasted data
BPU decision on Infrastructure Investment Program (IIP) proposal expected by year-end
Filed for 2018 FERC Formula Rate increase of $212 million to be effective January 1, 2018, reflects increase in transmission investment and a true-up of prior-year results
Anticipate filing a multi-year, Energy Strong extension and expansion program (ES2) by year-end
Operations
Regulatory and Market
Environment
PSE&G expects to invest approximately $3.1 billion of capital on its infrastructure in 2017, lower than the plan of $3.4 billion due to a delay in timing on certain projects and better than anticipated efficiencies
PSE&G’s
2017
Net
Income
guidance
range
remains
unchanged
at
$945
-
$985
million
Financial
On a weather normalized basis, total electric sales were down slightly (0.6%) for the quarter and flat for the trailing 12 months ended September 30
Q3 2017 weather was ~27% cooler than Q3 2016 and ~5% cooler than normal based on the
Temperature-Humidity Index; hot weather in late September (billed at lower winter rates) was not enough to offset the mild August

PSEG Power 2017 Q3 Review

$0.27
$0.34
0.03
$0.31
$0.27
(0.06)
0.00
0.10
0.20
0.30
0.40
Capacity  0.01
Lower Volume  (0.02)
Recontracting and
Lower Prices  (0.05)
PSEG Power EPS Reconciliation –
Q3 2017 versus Q3 2016
O&M  0.02
D&A, Interest
and Taxes 0.01
* See Slide B for Items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings for PSEG Power.
Fewer outage-related days and cost control offset lower prices
Q3 2016
Operating
Earnings*
(non-GAAP)
Q3 2017
Operating
Earnings*
(non-GAAP)
Q3 2017
Net
Income
Q3 2016
Net
Income

PSEG Power –
Q3 Generation down 6% in response to mild weather
Total Nuclear
Total Coal**
Natural Gas
* Excludes solar and Kalaeloa.   ** Includes figures for Pumped Storage.
PSEG Power –
Generation (GWh)*
14,110
13,304
PSEG Power –
Capacity Factors (%)
PSEG Power –
Fuel Costs

6,863
8,209
1,493
1,242
5,754
3,853
0
5,000
10,000
15,000
2016
2017
Quarter ended
September 30
2016
2017
Combined
Cycle
PJM and NY
73.6%
51.0%
Coal**
PA
69.8%
73.9%
CT
5.4%
1.3%
Nuclear
80.2%
96.1%
Quarter ended
September 30
($ millions)
2016
2017
Gas
$  83
$  63
Coal
$  29
$  27
Total Fossil
$  112
$  90
Nuclear
$  49
$  51
Total Fuel
Cost
$  161
$  141
Total
Generation
(GWh
)
14,110
13,304
$ / MWh
11.41
10.60

PSEG Power –
YTD Generation down 2% in response to mild weather
Total Nuclear
Total Coal**
Natural Gas
* Excludes solar and Kalaeloa.   ** Includes figures for Pumped Storage.
PSEG Power –
Generation (GWh)*
39,756
39,090
PSEG Power –
Capacity Factors (%)
PSEG Power –
Fuel Costs

22,265
24,130
3,432
4,036
14,059
10,924
0
10,000
20,000
30,000
40,000
2016
2017
Nine months
ended
September 30
2016
2017
Combined
Cycle
PJM and NY
62.5%
49.3%
Coal**
PA
61.9%
79.6%
CT
3.8%
3.8%
Nuclear
87.5%
95.2%
Nine months
ended September 30
($ millions)
2016
2017
Gas
$  215
$  224
Coal
$  78
$  92
Total Fossil
$  293
$  316
Nuclear
$  154
$  153
Total Fuel
Cost
$  447
$  469
Total
Generation
(GWh)
39,756
39,090
$ / MWh
11.24
12.00

PSEG Power –
Gross Margin Performance
$0
$10
$20
$30
$40
$50
2015
2016
2017
$40
Quarter ended September 30
Mild Summer weather tempered demand, energy prices and generation output
PS Zone basis improved over Q3 2016, despite lower pricing
Capacity revenues up slightly vs. Q3 2016 reflecting a step-up in New England capacity pricing to $232 MW/day
Regional spark spreads compressed in the quarter
Regional Performance
Region
Q3 Gross
Margin ($M)
Q3 2017 Performance
PJM
$486
Lower prices and lower generation
influenced by mild Summer weather
New
England
$24
Higher capacity revenues offset lower
generation and lower market prices
New York
$25
Higher generation was offset by
decline in average hedge price
and market prices
PSEG Power Gross Margin ($/MWh)
$42
$42

Hedging Update –
Forecast of output unchanged
Contracted Energy*
* HEDGE PERCENTAGES AND PRICES AS OF SEPTEMBER 30, 2017.  REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE, INCLUDING RENEWABLE ENERGY
CREDITS,
ANCILLARY,
AND
TRANSMISSION
COMPONENTS
BUT
EXCLUDING
CAPACITY. HEDGES
INCLUDE
POSITIONS
WITH
MTM
ACCOUNTING
TREATMENT
AND
OPTIONS.

Oct-Dec
2017
2018
2019
Volume TWh
8
35
35
Base Load
% Hedged
100%
100%
50-55%
(Nuclear and Base Load Coal)
Price $/MWh
$45
$41
$39
Volume TWh
3
18
25
Intermediate, Combined Cycle,
% Hedged
50-55%
10-15%
0%
Peaking
Price $/MWh
$45
$41
$ -
Volume TWh
10-12
52-54
58-60
Total
% Hedged
85-90%
70-75%
30-35%
Price $/MWh
$45
$41
$39

PSEG Power –
Q3 Highlights
Q3 output down 6% reflecting mild weather and lower energy prices
Nuclear fleet achieved average capacity factor of 96.1% in Q3, producing 8.2 TWh of energy
CCGT fleet capacity factor was 51.0% versus 73.6% in Q3 2016, reflecting lower demand; CCGT availability remained strong at ~97% and produced 3.7 TWh of energy
Coal capacity factor up 4% in PA on higher market demand, coal fleet produced 1.2 TWh of energy
Operations
Regulatory and Market
Environment
Financial
Department of Energy support of fuel secure, base load generation directs the Federal Energy Regulatory
Commission to address price formation issues in a timely and constructive manner
Court actions in New York and Illinois affirm state initiatives in support of baseload nuclear generation
2017 expected generation output on track for 49-50 TWh; BGS load projected at 11 TWh
Construction on schedule and on budget at Keys and Sewaren 7 for targeted 2018 in-service;
Bridgeport Harbor 5 progressing on schedule and on budget for targeted 2019 operations
Power’s total debt as a percentage of capitalization at September 30 was 31%
Power’s
2017
non-GAAP
Operating
Earnings
guidance
range
remains
unchanged
at
$435
-
$510
million; non-GAAP Adjusted EBITDA guidance for 2017 remains unchanged at $1,080 to $1,210 million

PSEG

PSEG Financial Highlights
Reiterating
2017
non-GAAP
Operating
Earnings
guidance
of
$2.80
-
$3.00
per
share
PSE&G earnings forecast to grow 8.5% to comprise 66% of PSEG’s 2017 non-GAAP Operating Earnings
PSEG’s 5-Year capital spending forecast of $15 billion over 2017 –
2021
to be invested in PSE&G (82%) and Power (18%)
PSE&G successfully executing regulatory/policy initiatives:  Additional capital spend outlined since the March Investor Conference (GSMP2, upcoming filings for Energy
Strong and Energy Efficiency) provides greater support for achieving the high end of its five-year, 7 -
9% annual growth in rate base over the 2017-2021 period
PSEG Power’s $2 billion investment in new generation, located in PJM and New England, will improve fleet efficiency and geographic diversity
Increased 2017 indicative common dividend by 4.9% to $1.72 per share
Financial position remains strong:
Cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capitalization was 49% at September 30

PSEG 2017 Guidance -
By Subsidiary -
Unchanged
$ millions (except EPS)
2017E
2016
PSE&G (Net Income)
$945 -
$985
$889
PSEG Power
$435 -
$510
$514
PSEG Enterprise/Other
$35 -
$35
$72
Operating Earnings (non-GAAP)*
$1,415 -
$1,530
$1,475
Operating EPS (non-GAAP)*
$2.80 -
$3.00E
$2.90
Segment Operating Earnings Guidance and Prior Results
(non-GAAP, except as noted)*
$ millions
2017E
2016
PSEG Power
$1,080 -
$1,210
$1,201
PSEG Power Adjusted EBITDA (non-GAAP)*
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating
Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP).  E = Estimate.

PSEG Liquidity as of September 30, 2017 28

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016	Year-Ended December 31, 2016
	($ millions, Unaudited)				
Net Income	$ 395	$ 327	$ 618	$ 985	$ 887
(Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax (PSEG Power)	(22)	(4)	(69)	4	(5)
(Gain) Loss on Mark-to-Market (MTM), pre-tax [(a)] (PSEG Power)	46	(58)	-	91	168
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)	9	114	960	114	669
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	-	137	77	137	147
Income Taxes related to Operating Earnings (non-GAAP) reconciling items [(b)]	(11)	(72)	(387)	(135)	(391)
Operating Earnings (non-GAAP)	$ 417	$ 444	$ 1,199	$ 1,196	$ 1,475
PSEG Fully Diluted Average Shares Outstanding (in millions)	507	508	507	508	508
	($ Per Share Impact - Diluted, Unaudited)				
Net Income	$ 0.78	$ 0.64	$ 1.22	$ 1.94	$ 1.75
(Gain) Loss on NDT Fund Related Activity, pre-tax (PSEG Power)	(0.05)	-	(0.14)	0.01	(0.01)
(Gain) Loss on MTM, pre-tax [(a)] (PSEG Power)	0.09	(0.11)	-	0.18	0.33
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)	0.02	0.22	1.89	0.22	1.32
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	-	0.27	0.15	0.27	0.29
Income Taxes related to Operating Earnings (non-GAAP) reconciling items [(b)]	(0.02)	(0.14)	(0.76)	(0.26)	(0.78)
Operating Earnings (non-GAAP)	$ 0.82	$ 0.88	$ 2.36	$ 2.36	$ 2.90

(a) Includes the financial impact from positions with forward delivery months.

(b) Income tax effect calculated at 40.85% statutory rate, except for lease related activity which is calculated at a combined leveraged lease effective tax rate and NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

Reconciliation of Non-GAAP Operating Earnings Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. A

PSEG Power Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
	2017	2016	2017	2016	2016
	($ millions, Unaudited)				
Net Income (Loss)	$ 136	$ 139	$ (131)	$ 320	$ 18
(Gain) Loss on NDT Fund Related Activity, pre-tax	(22)	(4)	(69)	4	(5)
(Gain) Loss on MTM, pre-tax [(a)]	46	(58)	-	91	168
Hudson/Mercer Early Retirement, pre-tax	9	114	960	114	669
Income Taxes related to Operating Earnings (non-GAAP) reconciling items [(b)]	(11)	(21)	(355)	(84)	(336)
Operating Earnings (non-GAAP)	$ 158	$ 170	$ 405	$ 445	$ 514
Depreciation and Amortization, pre-tax [(c)]	77	83	256	244	329
Interest Expense, pre-tax [(c) (d)]	12	23	40	65	83
Income Taxes [(c)]	109	111	275	292	275
Adjusted EBITDA (non-GAAP)	$ 356	$ 387	$ 976	$ 1,046	$ 1,201
PSEG Fully Diluted Average Shares Outstanding (in millions)	507	508	507	508	508

(a) Includes the financial impact from positions with forward delivery months.
(b) Income tax effect calculated at 40.85% statutory rate, except for NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
(c) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(d) Net of capitalized interest.

PSEG Enterprise/Other
Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30,		Nine Months Ended September 30,		Year-Ended December 31,
	2017	2016	2017	2016	2016
	($ millions, Unaudited)				
Net Income (Loss)	$ 13	$ (67)	$ (4)	$ (31)	$ (20)
Lease Related Activity, pre-tax	-	137	77	137	147
Income Taxes related to Operating Earnings (non-GAAP) reconciling items [(a)]	-	(51)	(32)	(51)	(55)
Operating Earnings (non-GAAP)	$ 13	$ 19	$ 41	$ 55	$ 72
PSEG Fully Diluted Average Shares Outstanding (in millions)	507	508	507	508	508

(a) Income tax effect calculated at a combined leveraged lease effective tax rate.

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP
Adjusted EBITDA
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss).
B